UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2012

HIGHLIGHT NETWORKS, INC.
(Exact name of registrant as specified in its charter)

	333-153575	26-1507527
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7325 Oswego Road, Liverpool, NY 13090
(Address of principal executive offices)
(315)-451-4722
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On July 27, 2012, the board of directors of Highlight Networks, Inc. (the “Company”) dismissed Michael Cronin, CPA (“Cronin”), as the Company’s independent registered public accountant. Cronin’ on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that, the report expressed substantial doubt about the Company’s ability to continue as a going concern.

During our two most recent fiscal years and through the date of dismissal, the Company had no disagreements with Cronin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cronin, would have caused him to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During the Company’s two most recent fiscal years and through the date of the dismissal, there were no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The Company has requested that Cronin furnish it with a letter addressed to the U.S. Securities and Exchange Commission, stating whether or not it agrees with the above statements.  A copy of the letter provided by Cronin is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

On July 27, 2012, the Company engaged Patrick Rogers, CPA, P.A. (“Rogers”), as its new independent registered public accountant.  Prior to the engagement of Rogers, neither the Company nor anyone on its behalf has ever consulted Rogers regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Rogers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Cronin to the Securities and Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2012	By:	/s/ Alfonso C. Knoll
	Name:	Alfonso C. Knoll
	Title:	President